UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 21, 2025
Travel + Leisure Co.
(Exact name of registrant as specified in its charter)

Delaware	001-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6277 Sea Harbor Drive
Orlando	Florida	32821
(Address of Principal Executive Offices)		(Zip Code)
	(407)	626-5200
(Registrant’s telephone number, including area code)
None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TNL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
(a)    Travel + Leisure Co. (the “Company”) held its 2025 Annual Meeting (“Annual Meeting”) on May 21, 2025.
(b)    At the 2025 Annual Meeting, three proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2025 (the “Proxy Statement”) were submitted to the Company’s shareholders. The final voting results are as follows:
Proposal 1
The Company’s shareholders elected the following Directors to serve for a term ending at the 2026 annual meeting, with each Director to serve until such Director’s successor is elected and qualified or until such Director’s earlier resignation, retirement, disqualification, or removal.

	Votes For	Votes Withheld	Broker Non-Votes
Louise F. Brady	52,348,620	844,023	6,732,070
Michael D. Brown	52,299,731	892,912	6,732,070
James E. Buckman	49,415,592	3,777,051	6,732,070
George Herrera	51,343,309	1,849,334	6,732,070
Stephen P. Holmes	51,804,638	1,388,005	6,732,070
Lucinda C. Martinez	52,562,217	630,426	6,732,070
Denny Marie Post	52,031,206	1,161,437	6,732,070
Ronald L. Rickles	52,174,376	1,018,267	6,732,070
Michael H. Wargotz	51,728,539	1,464,104	6,732,070
Proposal 2
The Company’s shareholders approved, on a non-binding, advisory basis, the compensation of our named executive officers in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
49,299,283	3,791,828	101,532	6,732,070
Proposal 3
The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstain	Broker Non-Votes
58,189,637	1,673,569	61,507	--

Item 9.01    Financial Statements and Exhibits.
d) Exhibits. The following exhibits are furnished with this report:

Exhibit No.	Description
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVEL + LEISURE CO.

By: /s/ Thomas M. Duncan
Name: Thomas M. Duncan
Title: Chief Accounting Officer

Date: May 22, 2025